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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 1, 2005

                               GENTEX CORPORATION
             (Exact name of Registrant as specified in its charter)

              Michigan                    0-10235               38-2030505
  (State or Other Jurisdiction     (Commission File No.)      (IRS Employer
        of Incorporation)                                   Identification No.)

   600 North Centennial Street, Zeeland, Michigan               49464
     (Address of Principal Executive Offices)                 (Zip Code)

                                  616-772-1800
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 30, 2005, the Compensation Committee of the Board of Directors of Gentex Corporation (the "Company") approved the acceleration of vesting of "under-water" stock options held by current employees, including executive officers. A stock option was considered "under-water" if the option exercise price was greater than $31.76 per share as of March 29, 2005. In addition to the approval of the Compensation Committee of the Board of Directors of the Company, the entire Board of Directors approved the acceleration of vesting of "under-water" stock options. Such actions were taken in accordance with the provisions of the Gentex Corporation Qualified Stock Option Plan (As Amended and Restated Effective February 26, 2004.

After the Company examined a number of alternatives, the decision to accelerate the vesting of "under-water" stock options was made primarily to avoid recognizing compensation expense associated with these stock options in future financial statements upon the adoption of Statement of Financial Accounting Standards (SFAS) No. 123 (R), "Share-Based Payment". The news release announcing the acceleration of vesting of "under-water" stock options is attached as
Exhibit 99.1 to this Form 8-K. Approximately 2.3 million shares became immediately exercisable as a result of the vesting acceleration. Vesting was accelerated on every unexercised option that was granted to any Gentex employee (including executive officers) that had an exercise price above the March 29, 2005, closing price of $31.76.

ITEM 7.01   REGULATION FD DISCLOSURE.

     On April 1, 2005, the Company issued a news release announcing a 2-for-1 stock split effected in the form of a 100 percent common stock dividend to be issued on May 6, 2005, to shareholders of record on April 22, 2005. Each shareholder of record will receive an additional share of common stock of the Company for each share held as of the record date. The news release announcing the 2-for-1 stock split effected in the form of a 100 percent common stock dividend is attached as Exhibit 99.1 to this Form 8-K.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

    (c)     Exhibits

            99.1     News Release dated April 1, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        GENTEX CORPORATION

Dated:  April 1, 2005                               By  /s/ Enoch Jen
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                                                        Enoch Jen
                                                        Vice President - Finance

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                                  EXHIBIT INDEX

99.1     News Release Dated April 1, 2005

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